Mobilepro Corp. and Subsidiaries
Introduction to Unaudited Pro Forma Condensed
Consolidated Financial Statements

On November 15, 2004, Mobilepro Corp. (“Mobilepro”), through its wholly-owned subsidiary Davel Acquisition Corp., acquired 100% of the senior secured debt of Davel Communications, Inc. (“Davel”) and received an assignment of the secured lenders’ shares of Davel’s common stock representing approximately 95.2% of Davel’s issued and outstanding common stock. The aggregate purchase consideration was $14,758,000 which consisted of $14,000,000 in cash, warrants valued at $333,500 to purchase 5,000,000 shares of common stock of Mobilepro at an exercise price of $.30 per share, and approximately $425,000 of acquisition costs.

Additionally, on November 15, 2004, Mobilepro and Davel Acquisition Corp. have obtained a loan of $15,200,000 from Airlie Opportunity Master Fund Ltd. (“Airlie”) under a Credit Agreement. The loan allows Davel Acquisition Corp. to purchase the secured debt and the outstanding common stock from the secured creditors of Davel . The balance of the loan will be used for working capital. Mobilepro issued a senior secured term note due November 15, 2005 with the right to extend the note for six months to May 15, 2006. The note bears cash interest of 15% per annum payable quarterly and PIK interest of 8% per annum compounded quarterly and due and payable at maturity of the loan. Mobilepro also issued to Airlie and the loan broker 5,600,000 warrants that expire in seven years. The warrants have an exercise price of $.20 per share and are not exercisable until June 16, 2005 unless Mobilepro’s common stock price is at least $.30 per share or there is an event of default under the terms of the Credit Agreement.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values. The results of Davel’s operations will be included in Mobilepro’s consolidated financial statements from the date of acquisition.

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Mobilepro, Davel, CloseCall, River and WTN, both subsidiaries of DFW Internet Services, Inc. (“DWF”), a subsidiary of Mobilepro at September 30, 2004.

The unaudited pro forma condensed consolidated statements of operations for the six months ended September 30, 2004 (and four months for the River and eight months for WTN, and nine months for CloseCall reflect the combined results of Mobilepro, DFW, Davel and CloseCall as if the combination of the companies had occurred at March 31, 2004. Mobilepro has a fiscal year end of March 31st, River has an April 30 fiscal year end, and WTN, Davel and CloseCall have a December 31st year end. Therefore, the unaudited pro forma condensed consolidated statement of operations for the year ended March 31, 2004 the annual period ended April 30, 2004 for River and the annual period ended December 31, 2003 for WTN, Davel and CloseCall. The Mobilepro figures for the year ended March 31, 2004 also reflects the other subsidiaries Mobilepro acquired during its fiscal year ended March 31, 2004.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2004 (AUGUST 31, 2004 FOR THE RIVER INTERNET COMPANY)

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	MOBILEPRO	RIVER	DAVEL	CALL	WTN	NOTE	ADJUSTMENTS	PROFORMA
ASSETS
CURRENT ASSETS:
Cash	$8,934,095	$104,730	$4,313,000	$2,191,118	$34,833	(a)	$(1,690,732)	$3,381,044
						(b)	(1,200,000)
						(c)	(8,000,000)
						(d)	(14,758,000)
						(e)	15,200,000
						(e)	(1,748,000)
Accounts receivable, net	2,038,016	4,975	5,460,000	3,323,429	28,969	(d)	1,122,000	11,977,389
Bridge debentures receivable	1,000,000	—	—	—	—			1,000,000
Investments	450,000	—	—	—	—			450,000
Other current assets	1,300,839	47,710	1,617,000	1,215,579	57,874		—	4,239,002

TOTAL CURRENT ASSETS	13,722,950	157,415	11,390,000	6,730,126	121,676		(11,074,732)	21,047,435

Fixed assets, net	1,376,238	50,344	16,150,000	347,620	116,596	(d)	(4,891,706)	13,149,092

Other assets	50,548	4,242	6,078,000	137,739	16,784	(d)	(1,413,996)	4,873,317
Deferred financing fees, net	1,466,667	—	—	—	—		—	1,466,667
Intangible assets, net	18,059,271	391,466	—	248,178	—	(a)	3,023,294	39,006,820
						(b)	2,173,587
						(c)	15,111,024

TOTAL ASSETS	$34,675,674	$603,467	$33,618,000	$7,463,663	$255,056		$2,927,471	$79,543,331

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Notes payable, current portion	$15,704,940	$197,136	$2,624,000	$65,461	$—	(b)	$250,000	$16,217,537
						(d)	(2,624,000)
Deferred revenue	2,442,150	358,348	—	1,056,825	255,791		—	4,113,114
Standby equity distribution agreement	5,600,000	—	—	—	—		—	5,600,000
Accounts payable and accrued expenses	2,692,450	478,654	18,782,000	3,314,682	416,363	(d)	(5,158,702)	20,525,447

TOTAL CURRENT LIABILITIES	26,439,540	1,034,138	21,406,000	4,436,968	672,154		(7,532,702)	46,456,098

Note payable, net of current portion	2,814,336	125,419	124,768,000	137,719	56,489	(a)	776,472	19,413,435
						(b)	250,000
						(d)	(124,715,000)
						(e)	15,200,000

TOTAL LIABILITIES	29,253,876	1,159,557	146,174,000	4,574,687	728,643		(116,021,230)	65,869,533

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001, $0, $.01, $.10 and $.01 and $.001 par value,
5,000,000, 0, 1,000,000, 31,500,000, 0 and 5,000,000 shares authorized, and
35,425, 0, 0, 23,938,682, 0 and 35,425 shares issued and outstanding	35	—	—	734,387	—	(c)	(734,387)	35

Common stock, $.001, $.01, $.01, $.0001, $0 and $.001 par value,
600,000,000, 111,000,000, 1,000,000,000, 70,000,000, 1,000,000, and 600,000,000
shares authorized, and 283,918,012, 900, 615,018,963 4,326,460, 341,459,
and 263,414,196 shares issued and outstanding	283,918	3,415,633	6,150,000	433	9	(a)	(3,415,633)	323,918
						(b)	(9)
						(c)	(433)
						(c)	40,000
						(d)	(6,150,000)
Additional paid-in capital	23,468,821	—	144,210,000	8,171,237	99,991	(b)	(99,991)	33,428,821
						(c)	(8,171,237)
						(c)	9,960,000
						(d)	(144,210,000)
Accumulated earnings (deficit)	(18,330,976)	(3,971,723)	(262,916,000)	(6,017,081)	(573,587)	(a)	3,971,723	(20,078,976)
						(b)	573,587
						(c)	6,017,081
						(d)	262,916,000
						(e)	(1,748,000)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	5,421,798	(556,090)	(112,556,000)	2,888,976	(473,587)		118,948,701	13,673,798

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$34,675,674	$603,467	$33,618,000	$7,463,663	$255,056		$2,927,471	$79,543,331

See notes to proforma financial statements.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004 (FOUR MONTHS AUGUST 31, 2004 FOR THE
RIVER INTERNET COMPANY AND EIGHT MONTHS AUGUST 31, 2004 FOR WTN AND NINE MONTHS FOR CLOSECALL)

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	MOBILEPRO	RIVER	DAVEL	CALL	WTN	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$6,138,233	$1,431,590	$28,724,000	$17,594,548	$1,948,267		$—	$55,836,638

COST OF SALES	2,525,312	683,843	19,590,000	9,830,799	941,834		—	33,571,788

GROSS PROFIT	3,612,921	747,747	9,134,000	7,763,749	1,006,433		—	22,264,850

OPERATING EXPENSES:
Professional fees and compensation	4,525,291	401,272	2,340,000	2,590,737	560,067		—	10,417,367
Rent and property costs	152,530	69,278	95,000	204,197	205,827		—	726,832
Advertising and marketing	166,637	9,818	3,000	1,587,100	9,226		—	1,775,781
Research and development	30,324	—	—	—	—		—	30,324
Travel and meals expenses	89,614	—	68,000	—	6,325		—	163,939
General and administrative expenses	329,846	109,234	1,716,000	2,757,784	154,771		—	5,067,635
Depreciation and amortization	497,495	66,404	5,811,000	138,903	121,490		—	6,635,292

TOTAL OPERATING EXPENSES	5,791,737	656,006	10,033,000	7,278,721	1,057,706		—	24,817,170

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(2,178,816)	91,741	(899,000)	485,028	(51,273)		—	(2,552,320)

OTHER INCOME (LOSS)	(326,384)	(18,462)	(4,124,000)	2,587	(2,848)	(e)	(1,748,000)	(6,217,107)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,505,200)	73,279	(5,023,000)	487,615	(54,121)		(1,748,000)	(8,769,427)

PROVISION FOR INCOME TAXES	—	—		—	—	(f)	—	—

NET INCOME (LOSS)	$(2,505,200)	$73,279	$(5,023,000)	$487,615	$(54,121)		$(1,748,000)	$(8,769,427)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.01)	N/A	N/A	N/A	N/A			$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING	246,403,262	N/A	N/A	N/A	N/A			286,403,262

See notes to proforma financial statements.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004 /APRIL 30, 2004 FOR THE RIVER INTERNET COMPANY/DECEMBER 31, 2003 FOR THE REST

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	MOBILEPRO	CLOVER	CRESCENT	TICON	DFW	AFFINITY	DFWT	RIVER	DAVEL	CALL	WTN	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$311,355	$1,534,049	$1,854,289	$2,099,265	$5,487,603	$2,344,635	$2,276,657	$4,752,175	$81,773,000	$24,353,746	$3,543,871		$—	$130,330,645

COST OF SALES	117,349	588,661	1,359,690	908,377	2,856,728	912,414	755,167	2,218,434	60,641,000	13,742,826	1,530,271		—	85,630,917

GROSS PROFIT	194,006	945,388	494,599	1,190,888	2,630,875	1,432,221	1,521,490	2,533,741	21,132,000	10,610,920	2,013,600		—	44,699,728

OPERATING EXPENSES:
Professional fees and compensation	1,577,782	—	—	—	—	—	—	1,340,164	4,973,000	3,322,878	1,070,092		—	12,283,916
Rent and property costs	105,142	—	—	—	—	—	—	186,914	455,000	193,924	310,822		—	1,251,802
Advertising and marketing	36,995	—	—	—	—	—	—	41,121	68,000	3,180,974	43,906		—	3,370,996
Research and development	1,620	—	—	—	—	—	—		—	—			—	1,620
Travel and meals expenses	48,020	—	—	—	—	—	—		212,000	—	19,305		—	279,325
General and administrative expenses	186,599	779,752	1,805,626	1,052,164	3,637,542	1,387,734	1,431,819	508,174	5,508,000	3,529,818	468,199		—	20,295,427
Depreciation and amortization	21,000	93,684	114,000	214,709	422,393	72,693	123,317	199,294	21,523,000	131,303	263,711		—	23,179,104

TOTAL OPERATING EXPENSES	1,977,158	873,436	1,919,626	1,266,873	4,059,935	1,460,427	1,555,136	2,275,667	32,739,000	10,358,897	2,176,035		—	60,662,190

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(1,783,152)	71,952	(1,425,027)	(75,985)	(1,429,060)	(28,206)	(33,646)	258,074	(11,607,000)	252,023	(162,435)		—	(15,962,462)

OTHER INCOME (LOSS)	(374,692)	23,652	(30,832)	(10,322)	(17,502)	(10,000)	(8,737)	(230,857)	(34,584,000)	(88,361)	(10,903)	(e)	(3,496,000)	(11,697,554)
												(g)	27,141,000

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,157,844)	95,604	(1,455,859)	(86,307)	(1,446,562)	(38,206)	(42,383)	27,217	(46,191,000)	163,662	(173,338)		(3,496,000)	(27,660,016)

PROVISION FOR INCOME TAXES	—	—	—	—	—	—	—	—		—	—	(f)	—	—

NET INCOME (LOSS)	$(2,157,844)	$95,604	$(1,455,859)	$(86,307)	$(1,446,562)	$(38,206)	$(42,383)	$27,217	$(46,191,000)	$163,662	$(173,338)		$(3,496,000)	$(27,660,016)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.02)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A			$(0.25)

WEIGHTED AVERAGE SHARES OUTSTANDING	111,591,658	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A			111,591,658

See proforma financial statements.

Mobilepro Corp. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at September 30, 2004 and the unaudited pro forma condensed consolidated statements of operations for the period then ended and for the year ended March 31, 2004 , to reflect the combination of Mobilepro Corp., Davel, CloseCall and DFW., which includes WTN and the River.

(a)	To record the purchase for DFW Internet Services, which occurred September 2004 for the River.
(b)	To record the purchase for DFW Internet Services, which occurred September 2004 for WTN.
(c)	To record the purchase for MVCC Acquisition Corp. which occurred October 2004 for CloseCall.
(d)	To record the purchase of Davel by Davel Acquisition Corp. which occurred November 15, 2004.
(e)	To record the proceeds and debt incurred under the Credit Agreement with Airlie.
(f)	There is no income tax provision for 2004 due to the carryover of the net operating losses.
(g)	To eliminate asset impairment loss which is no longer required after adjusting the carrying value of Davel’s long-term assets to fair value on acquisition date.

Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:

Six Months Ended
September 30, 2004

Mobilepro’s. weighted average shares outstanding	246,403,262
Before acquisition

Shares issued in acquisition (CloseCall)	40,000,000

Mobilepro’s weighted average shares outstanding
After acquisition	286,403,262